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                                   WELCOME TO


                                 NATIONWIDE LIFE
                                   AND ANNUITY
                                INSURANCE COMPANY





                                  SPECIMEN COPY






NWLA-103 (11/96)
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                                     PART I

[NATIONWIDE LIFE AND ANNUITY INSURANCE COMPANY LOGO]
NATIONWIDE(R) LIFE AND ANNUITY
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                                                                                               NATIONWIDE LIFE AND ANNUITY
                                                                                               INSURANCE COMPANY
EMPLOYER-SPONSORED                                                                             P.O. BOX 182150
FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE                                                       COLUMBUS,  OHIO  43218-2150
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1.    EMPLOYER INFORMATION
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Employer Name                                                                                     Taxpayer ID Number


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Address (City, State, Zip Code)

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2.    INSURED

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Name of Insured (First, Middle, Last)                                           Home Telephone             Business Telephone
                                                                                (      )                   (      )
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                                                                                       Social Security
Sex  |_| M  |_| F  Age          Date of Birth    /    /      Birth Place               Number                      -      -
-------------------- ------------ -------------------------- ------------------------- ---------------------------------------------

Street Address                                                 City             State             Zip Code         County

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3.    OWNER  (If other than Employer)

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Full Name                                                                       Date of Birth     Relationship to Insured

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Address                                                                                           Social Sec or Tax ID Number

                                                                                                           -        -
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4.    BENEFICIARY   (If other than Employer)

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          FULL NAME OF                                                     DATE OF         RELATIONSHIP             SOCIAL
          BENEFICIARY                      ADDRESS                          BIRTH           TO INSURED             SECURITY #

 ____________________________     __________________________________   ______________    ________________      _______________

 ____________________________     __________________________________   ______________    ________________      _______________

 ____________________________     __________________________________   ______________    ________________      _______________
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5.    SPECIFIED AMOUNT AND PREMIUM PLAN
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         SPECIFIED AMOUNT                                                   PLANNED PREMIUM

                                    |_| Employer List Bill  $ __________________     |_|Annual             $ _______________
                                    |_| Monthly             $ __________________     |_|Semi-Annual        $  _______________
   $ __________________________         (Electronic Funds Transfer)                  |_|Quarterly          $  _______________
                                        (Attach completed authorization              |_|Other              $  _______________
                                        and void check)
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6.    DEATH BENEFIT OPTION
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|_| OPTION 1        (The Specified Amount, or a multiple of the Contract Value, whichever is greater.)
|_| OPTION 2        (The Specified Amount, plus the Contract Value, or a multiple of the Contract
                     Value, whichever is greater.)

                    (IF NO OPTION IS SELECTED, OPTION 1 IS ELECTED.)
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7.    OPTIONAL BENEFIT RIDERS

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|_| Change of Insured          |_| Other ______________________________________
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NWLA-103 (11/96)
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
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8.    SUPPLEMENTAL INFORMATION
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a. Have you been actively at work daily on a full-time basis (minimum 30 hours per week) for the past 3 months?  (Disregard vacation days and absences that total less than 5 days.)
     |_|Yes    |_|No    If No, explain and complete PART II ______________________________________________________________________

b. Have you used any tobacco products in the past 12 months?
     |_|Yes    |_|No    If Yes, specify   Type:___________________________________  Frequency:____________________________________

c. Will the insurance applied for replace existing Life Insurance or Annuities on any person here proposed for insurance?
     |_|Yes    |_|No    If Yes, explain   ________________________________________________________________________________________

                                          ________________________________________________________________________________________
                                               (Complete and send replacement forms where applicable.)
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9.    SUITABILITY
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                                                                                                                       YES   NO

a. Do you understand that the Death Benefit and Surrender Value may increase or decrease depending
   on the investment experience of the Variable Account?.............................................................   |_|  |_|

b. Do you believe that this policy will meet your insurance needs and financial objectives?..........................   |_|  |_|

c. Have you received a current copy of the prospectus?...............................................................   |_|  |_|

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10.   ALLOCATIONS
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  ON ISSUED CONTRACTS,  YOUR FULL NET PREMIUM WILL BE ALLOCATED TO THE NATIONWIDE  SEPARATE ACCOUNT TRUST MONEY MARKET FUND UNTIL
  THE END OF THE RIGHT TO CANCEL  PERIOD.  WHEN THIS PERIOD ENDS,  YOUR  CONTRACT  VALUE WILL BE  ALLOCATED TO THE  SUBACCOUNT(S)
  INDICATED  BELOW.  SELECTIONS  MUST TOTAL 100%.  MINIMUM  INITIAL  ALLOCATION  TO ANY SINGLE  SUBACCOUNT  IS 5%. NO  FRACTIONAL
  PERCENTAGES.  MAXIMUM OF 10 ACTIVE FUNDS.  THESE  PERCENTAGES  WILL APPLY IN FUTURE YEARS BUT MAY BE CHANGED AT ANY TIME BY THE
  POLICY OWNER.  (IF NO ALLOCATION IS INDICATED, MONEY MARKET WILL BE AUTOMATICALLY SELECTED.)
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                                            FIDELITY VARIABLE
                                            INSURANCE PRODUCTS FUND

                                            ____% Equity Income Portfolio
                                            ____% Overseas Portfolio

                                            NATIONWIDE SEPARATE
                                            ACCOUNT FUND

                                            ____% Money Market Fund
                                            ____% Total Return Fund

                                            THE ONE(R) GROUP
                                            INVESTMENT TRUST

                                            ____% Asset Allocation Fund
                                            ____% Government Bond Fund
                                            ____% Large Company Growth Fund
                                            ____% Growth Opportunities Fund

                                            OTHER AVAILABLE FUNDS

                                            ____%  __________________
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NWLA-103
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
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11.   TAXPAYER IDENTIFICATION NUMBER
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  Under the Interest and Dividend Compliance Act of 1983, persons owning insurance policies are required to provide the Company with certification that their taxpayer identification number is correct. (For most individuals, this is their Social Security Number.)
  If you do not provide us with certification of this number, you may be subject to a $50 penalty imposed by the Internal Revenue
  Service. In addition, we will be forced to withhold 31% from interest and other payments we make to you (known as backup withholding). It is not an additional tax, since the amount withheld will be applied against the tax you owe. If withholding results in an overpayment of taxes, a refund may be obtained.

  |_| Check this box if the Internal Revenue Service has notified you that you are not subject to the provisions of this law. Otherwise, your signature on this application is certification that the taxpayer identification number on this application is true, correct, and complete.

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12.   IMPORTANT NOTICE
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  I  UNDERSTAND  THAT THE DEATH  BENEFIT  UNDER A VARIABLE  LIFE  INSURANCE  POLICY MAY  INCREASE OR  DECREASE,  DEPENDING ON THE
  INVESTMENT  RETURN OF THE  SUBACCOUNT(S) I SELECT.  REGARDLESS OF INVESTMENT  RETURN,  THE DEATH BENEFIT CAN NEVER BE LESS THAN
  THE SPECIFIED AMOUNT,  AS LONG AS THE POLICY IS IN FORCE. THE CONTRACT VALUE MAY INCREASE OR DECREASE ON ANY DAY,  DEPENDING ON
  THE INVESTMENT RETURN FOR THE POLICY.  NO MINIMUM CONTRACT VALUE IS GUARANTEED.  ON REQUEST,  WE WILL FURNISH  ILLUSTRATIONS OF
  BENEFITS,  INCLUDING DEATH BENEFITS AND CONTRACT VALUES FOR A VARIABLE LIFE INSURANCE  POLICY AND A FIXED LIFE INSURANCE POLICY
  FOR THE SAME PREMIUM.
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      AGREEMENT, AUTHORIZATION AND SIGNATURES  (If completing Part II, skip this section)
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I have read this application. I understand each of the questions. All of the answers and statements on this form are complete and true to the best of my knowledge and belief. I understand and agree that:

1.   This application and any amendments to it, will become a part of the Policy.  They are the basis of any insurance issued upon this application.

2.   Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.

3.   No agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the
     Company's rights or requirements.

4.   No information will be considered as having been given to Nationwide unless it is written in this application.

5.   Insurance will only take effect when all of the following conditions are met:

     a.  If a Policy is issued by Nationwide and is accepted by me; and

     b.  If the full first premium is paid; and

     c.  If all the answers and statements made on the  application and amendments  continue to be true to the best of my knowledge and belief.

Signed at ___________________________________________, on  _____________, 19__.

          ___________________________________________      __________________
          Signature of Primary Insured (if over age 14)    Signature of Owner
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  I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her/their signature(s) hereon.

  To the best of my knowledge, the insurance applied for |_| will |_| will not (CHECK ONE) replace any life insurance or annuity.

     ___________________________________________________    ______________________________________________
     Licensed Resident Agent Signature       Firm           Agent's Name (Print)         License ID Number
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NWLA-103
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
                                                          PART II
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
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13.   PERSONAL INFORMATION
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                                                                                                                        YES   NO
a. Have you ever had any application for Life or Health Insurance (or for reinstatement of Life or Health
   Insurance) declined, postponed, rated-up or limited?..............................................................   |_|  |_|
   (If "Yes", provide details below.)

b. Have you ever applied for or received disability payments for any illness or injury?..............................   |_|  |_|
   (If "Yes", provide details below.)

c. Have you ever had your driver's license suspended or revoked; or been convicted of driving while
   impaired or intoxicated; or been convicted in the past three years of more than one moving violation?.............   |_|  |_|
   (If "Yes", provide details, driver's license #, and state of issue below.)

d. Have you ever been convicted of a felony, misdemeanor, or any other crime?........................................   |_|  |_|
   (If "Yes", provide details below.)

e. In the past 3 years have you engaged in, or do you intend to engage in:  flying as a pilot, student pilot, or crew member; racing of an automobile, motorcycle, or any type of motor-powered vehicle; scuba diving, mountain climbing, hang gliding, parachuting, sky diving, bungee jumping, or any type of
   body-contact or life-threatening sport?...........................................................................   |_|  |_|
   (If "Yes", complete an Aviation/Hazardous Activities Questionnaire.)

DETAILS:  ______________________________________________________________________________________________________________________
          ______________________________________________________________________________________________________________________
          ______________________________________________________________________________________________________________________

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14.   MEDICAL QUESTIONS AND INFORMATION
      (For each "yes" answer circle the appropriate item and provide details in #15 below.)
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                                                                                                                       YES   NO
To the best of your knowledge and belief, in the past 10 years have you been treated for or been diagnosed by a member of the medical profession as having:

a. Alcoholism, drug use other than as prescribed by a physician, nervous or mental disorder?.........................   |_|  |_|

b. High blood pressure, epilepsy or stroke, Alzheimer's disease, disease of the pancreas or lymph glands,
   blood disorder?...................................................................................................   |_|  |_|

c. Chest pains, heart attack or other heart disorder, diabetes, kidney disorder, lung or respiratory disorder
   or any cancer or malignancy?......................................................................................   |_|  |_|

d. AIDS (Acquired Immune Deficiency Syndrome), ARC (AIDS-related complex), or any other AIDS-related.................
   condition, or received a positive result of an HIV test?..........................................................   |_|  |_|

e. Any chronic or persistent disease not mentioned previously?.......................................................   |_|  |_|
   Within the past five years, have you:

f. Consulted, or been examined or treated by any physician, chiropractor, or other medical practitioner,
   or by any hospital, clinic, or other medical facility not previously mentioned?...................................   |_|  |_|

g. Had any disease, disorder, injury, or operation not previously mentioned?.........................................   |_|  |_|

Within the past two years, have you:

h. Taken or do you currently take any prescription medication (If so, state name of drug, reason for taking
   drug and frequency below)?........................................................................................   |_|  |_|

i. Been advised to have any surgery, hospitalization, treatment or test that was not completed?......................   |_|  |_|
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15.   DETAILS OF MEDICAL HISTORY
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 QUESTION NUMBER
    & LETTER            DATES       DETAILS      (BE SPECIFIC.  GIVE FULL NAMES, ADDRESSES AND TELEPHONE
                                                 NUMBER, IF AVAILABLE, OF PHYSICIANS, HOSPITALS, ETC.)
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NWLA-103

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16.   PERSONAL PHYSICIAN INFORMATION
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Name, address, and phone number of Personal Physician _____________________________________________________________________________

___________________________________________________________________________________________________________________________________

Date last consulted, reason and results ___________________________________________________________________________________________

___________________________________________________________________________________________________________________________________

Proposed Insured's Height: ________________________________________  Weight: ______________________________________________________
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17.   INSURANCE INFORMATION
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  List all Life Insurance now in force on Proposed Insured. If none, write "NONE".
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                                                                           Year      Accidental
        Insurance Company           Policy Number          Amount         Issued       Death              To Be Replaced?

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18.   SPECIAL INSTRUCTIONS
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                     AGREEMENT, AUTHORIZATION AND SIGNATURES
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I have read this  application.  I understand  each of the  questions.  All of the answers and  statements on this form are complete and true to the best of my knowledge and belief.  I understand and agree that:

1.   This  application and any amendments to it, and any related medical  examinations  will become a part of the Policy.  They are the basis of any insurance issued upon this application.

2.   Any person who submits an application or a claim containing a false or deceptive statement, and does so with intent to defraud or knowing that he/she is facilitating a fraud against an insurer, is guilty of insurance fraud.

3.   No medical examiner or no agent or other representative of Nationwide may accept risks or make or change any contract, or waive or change any of the Company's rights or requirements.

4.   Insurance will only take effect when all of the following conditions are met:
     a.  If a Policy is issued by Nationwide and is accepted by me; and
     b.  If the full first premium is paid; and
     c.  If all the answers and statements made on the  application and amendments  continue to be true to the best of my knowledge and belief.

I have received the pre-notice form of the Fair Credit Reporting Act of 1970. Also, the Medical Information Bureau disclosure form has been given to me. I certify that the Social Security Number given is correct and complete.

I authorize: any licensed physician or medical practitioner; any hospital, clinic or other medical or medically related facility;
any insurance company; the Medical Information Bureau; or any other organization, institution or person who has knowledge of me;
to give that information to the Medical Director of the Nationwide Life and Annuity Insurance Company, or its reinsurers. This authorization, or a copy of it, will be valid for a period of not more than one year from the date it was signed.

Signed at _____________________________________________________________, on__________________________________ , 19 _____________.

          _____________________________________________________         ____________________________________________________
              Signature of Primary Insured (if over age 14)                             Signature of Owner
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  I have truly and accurately recorded all Proposed Insured's answers on this application and have witnessed his/her/their signature(s) hereon.

  To the best of my knowledge, the insurance applied for |_| will |_| will not (CHECK ONE) replace any life insurance or annuity.

_________________________________________________________              ____________________________________________________
     Licensed Resident Agent Signature               Firm                Agent's Name (Print)     License ID Number
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NWLA-103
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     PROVIDE TO PROPOSED INSURED ONLY IF PART II OF APPLICATION IS COMPLETED

                                IMPORTANT NOTICE
                       DETACH AND GIVE TO PROPOSED INSURED
  PRE-NOTICE OF PROCEDURES AS REQUIRED BY THE FAIR CREDIT REPORTING ACT OF 1970

This notice is to inform you that as part of our normal underwriting procedures in connection with an application for insurance:

An investigative consumer report may be made whereby information is obtained through personal interviews with your neighbors, friends or others with whom you are acquainted. This inquiry will include information as to character, general reputation, personal characteristics and mode of living, except as may be related directly or indirectly to your sexual orientation, with respect to you, members of your family, and others having an interest in or closely connected with the insurance transaction; and

Upon your written request, made within a reasonable time after you receive this notice, additional information as to the nature and scope of the investigation, if one is made, will be provided. Requests for additional information should be addressed to Nationwide Life and Annuity Insurance Company, Box 182150,
Columbus, Ohio 43218-2150.



                  MEDICAL INFORMATION BUREAU DISCLOSURE NOTICE

Information regarding your insurability will be treated as confidential.
Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may, however, make a brief report thereon to the Medical Information Bureau, a non-profit membership organization of life insurance companies, which operates an information exchange on behalf of its members. If you apply to another Bureau member company for life or health insurance coverage or a claim for benefits is submitted to such a company, the Bureau, upon request, will supply such company with the information in its file.

Upon receipt of a request from you, the Bureau will arrange disclosure of any information it may have in your file. (Medical information will be disclosed only to your attending physician.) If you question the accuracy of information in the Bureau's file, you may contact the Bureau and seek a correction in accordance with the procedures set forth in the Federal Fair Credit Reporting
Act. The address of the Bureau's information office is Post Office Box 105,
Essex Station, Boston Massachusetts, 02112, telephone number (617) 426-3660.

Nationwide Life and Annuity Insurance Company, or its reinsurer(s) may also release information in its file to other life insurance companies to whom you may apply for life or health insurance, or to whom a claim for benefits may be submitted.



NWLA-103